Fourth Quarter Fiscal Year 2019 Earnings Presentation November 20, 2019 Nasdaq: OCSL Exhibit 99.2

Forward Looking Statements Some of the statements in this presentation constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation may include statements as to: our future operating results and distribution projections; the ability of Oaktree Capital Management, L.P. (“Oaktree”) to reposition our portfolio and to implement Oaktree’s future plans with respect to our business; the ability of Oaktree to attract and retain highly talented professionals; our business prospects and the prospects of our portfolio companies; the impact of the investments that we expect to make; the ability of our portfolio companies to achieve their objectives; our expected financings and investments and additional leverage we may seek to incur in the future; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; and the cost or potential outcome of any litigation to which we may be a party. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K for the fiscal year ended September 30, 2019. Other factors that could cause actual results to differ materially include: changes or potential disruptions in our operations, the economy, financial markets and political environment; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Unless otherwise indicated, data provided herein are dated as of September 30, 2019.

Accomplishments for the Fiscal Year Ended September 30, 2019 NAV Expansion Continued Progress Rotating Portfolio Earnings Growth ($ in millions, at fair value) 1 Net Investment Income Per Share Portfolio Assets NAV Per Share Key Accomplishments 1 2 3 4 1Excludes investments in Senior Loan Fund JV I, LLC (“Kemper JV”), a joint venture that primarily invests in middle-market and other corporate debt securities. 8.5% growth since September 30, 2018 37% decline in non-core investments since September 30, 2018 13% growth in FY 9/30/19 as compared to FY 9/30/18 Improved Capital Structure Through Credit Facility Amendments

Net asset value per share (“NAV”) of $6.60 Highlights for the Quarter Ended September 30, 2019 1 Net investment income of $0.12 per share 2 Continued progress rotating portfolio 3 Maintained defensive posture and conservative financial position 4 NAV has grown by approximately $73 million ($0.51 per share) or 8.5% since September 30, 2018 Seventh consecutive quarter of NAV growth Stable earnings of $0.12 per share in-line with the prior quarter and comparable quarter one year ago Board of Directors declared a dividend of $0.095 per share, payable on December 31, 2019 to stockholders of record as of December 13, 2019, consistent with the prior six quarters Received $67 million of proceeds from the exits of non-core investment during the quarter, including the full recovery of Refac Optical Group. At June 30, 2019, these exited investments had fair value of $60 million, which contributed $6 million ($0.05 per share) to NAV during the quarter Non-core investments have been reduced by $688 million, or 77%, since September 30, 2017, while core investments have more than doubled to $1.1 billion over the same period Originated $138 million of new investment commitments to 9 portfolio companies 0.51x leverage (debt-to-equity) is below target leverage range of 0.70x to 0.85x Well positioned with $385 million of dry powder available to invest

Key Earnings Metrics Net Investment Income Per Share NAV Per Share NII has increased by approximately 22% since December 31, 2017 NAV has appreciated 14% since December 31, 2017

Portfolio Summary as of September 30, 2019 (As % of total portfolio at fair value; $ in millions) (As % of total portfolio, at fair value) Portfolio Composition Top 10 Industries2,3 Portfolio Characteristics (at fair value) Note:Numbers may not sum due to rounding. 1Excludes investments in the Kemper JV. 2Excludes multi-sector holdings, which is primarily comprised of investments in the Kemper JV. 3Based on GICS sub-industry classification. $1.4 billion invested in 104 companies 91% of the total portfolio consists of debt investments $15 million average debt investment size1 8.9% weighted average yield on debt investments 90% of debt portfolio consists of floating rate investments

Portfolio Diversity OCSL’s portfolio is diverse across borrowers and industries (As % of total portfolio at fair value) Portfolio by Industry1,2 Diversity by Investment Size Top 10 Investments 26% Next 15 Investments 25% Remaining 78 Investments 40% Kemper JV 9% As of September 30, 2019 Note:Numbers may not sum due to rounding. 1Excludes investments in the Kemper JV. 2 Based on GICS industry classification. Industry Group % of Portfolio Software 12.3% IT Services 11.0% Healthcare Providers & Services 8.2% Biotechnology 6.5% Insurance 5.7% Pharmaceuticals 4.6% Diversified Telecommunication Services 4.5% Diversified Financial Services 4.1% Healthcare Technology 4.0% Oil, Gas & Consumable Fuels 3.3% Auto Components 3.1% Real Estate Management & Development 3.0% Remaining 24 Industries 29.7% (As % of total portfolio at fair value)

OAKTREE
OCSL | Specialty Lending Corporation

Debt Portfolio Company Metrics

Debt Portfolio Company EBITDA[1]


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
33%
32%
35%
51%
35%
14%
65%
30%
6%
9/30/17
9/30/18
9/30/19
< $25 million
$25 million - $100 million
$100+ million

Median Debt Portfolio Company EBITDA *($ in millions)*

9/30/17	9/30/18	9/30/19
$50	$103	$155

Debt Portfolio Company Leverage[1]


7.0x
6.5x
6.0x
5.5x
5.0x
4.5x
4.0x
3.5x
3.0x
5.5x2
5.7x
4.8x
5.7x
5.0x
5.4x3
9/30/17
9/30/18
9/30/19
OCSL Average Net Leverage Through Tranche
Average Debt Multiples of Middle Market Loans

OCSL's portfolio has transitioned into higher quality, larger borrowers with lower leverage, reflecting our defensive investment approach

Source: S&P Global Market Intelligence.
1 Excludes negative EBITDA borrowers, investments in aviation subsidiaries and recurring revenue software investments.
2 Excludes one investment on non-accrual and one venture capital investment.
3 Represents average debt multiples for 1Q-3Q 2019.

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Non-core Investments: 16% of portfolio Non-core Investments: 63% of portfolio Historical Portfolio Progression Non-core private loans and non-accruals currently represent only 7% of OCSL’s portfolio ($ in millions, at fair value) Portfolio by Category1 -77% since 9/30/17 Non-core Investments 1Excludes investments in the Kemper JV. 2Other non-core investments includes liquid debt investments, investments in aviation entities, equity investments and non-accruals. +115% since 9/30/17 Core Investments Other Non-core Investments: 2 Non-core portfolio has been reduced by $688 million (77%) since September 30, 2017 Exited seven investments on non-accrual, realizing $55 million of gains since September 30, 2017 Exited 61 other non-core investments and non-core performing private loans, realizing $23 million of gains since September 30, 2017 Core portfolio has grown by $591 million (115%) since September 30, 2017

Note:Numbers may not sum due to rounding. 1Excludes equity positions in non-accrual debt positions and equity in aviation entities. Non-core Investment Portfolio Detail Non-core Investment Portfolio Characteristics Private Loans $89 million at fair value in five companies Net leverage through tranche: 4.9x Average debt price: 96.0% Equity Investments1 $89 million at fair value in 25 positions and limited partnership interests in two third-party managed funds $35 million: Cloud5 (post-restructuring equity) $15 million: YETI Holdings (public equity) Aviation $16 million at fair value in one aircraft Liquid Debt Investments $9 million at fair value in two companies Average debt price: 94.7% Exited $11 million at par during the quarter ended September 30, 2019 Non-accruals $3 million at fair value in three companies Average debt price: 3.8% Exited Refac Optical Group and restructured Cloud5 during the quarter ended September 30, 2019 (As % of non-core investment portfolio, at fair value; $ in millions) Non-core Investments by Type (At fair value; $ in millions) Non-core Portfolio Composition $205

Q3 2019 Portfolio Originations $138 million of new investment commitments $129 million of new funded investments1 9 portfolio companies across 8 industries 7.7% weighted average yield at cost of new debt investments 92% of new debt investment commitments at floating rates 93% of new investments also held by other Oaktree funds New Investment Highlights ($ in millions) Historical Originations and Exits (As % of new investment commitments; $ in millions) New Investment Composition Note:Numbers rounded to the nearest million or percentage point. 1 New funded investments includes drawdowns on existing revolver commitments. 2Investment exits includes proceeds from prepayments, exits, other paydowns and sales. Remaining patient and highly selective when evaluating new investment opportunities given competitive market environment 1 2

Historical Financial Information ($ in thousands, except per share amounts) Operating Results For the three months ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Interest income $30,662 $32,910 $34,309 $35,789 $35,306 PIK interest income 1,187 1,198 2,280 832 499 Fee income 2,550 1,826 1,132 1,202 2,034 Dividend income 114 735 523 453 381 Total investment income 34,513 36,669 38,244 38,276 38,220 Base management fee 5,496 5,548 5,731 5,568 5,767 Parts I & II incentive fees 3,142 4,394 11,983 5,548 3,675 Interest expense 6,960 7,592 8,970 8,904 9,323 Other operating expenses1 1,799 1,893 1,752 2,503 2,132 Total expenses 17,397 19,427 28,436 22,523 20,897 Fees waived 841 634 (7,901) (1,564) 292 Net expenses 18,238 20,061 20,535 20,959 21,189 Net investment income 16,275 16,608 17,709 17,317 17,031 Net realized and unrealized gains (losses) (1,961) 3,551 46,685 10,987 16,922 Provision for income taxes (343) (173) 91 (586) (622) Net increase/decrease in net assets resulting from operations $13,971 $19,986 $64,485 $27,718 $33,331 Net investment income per common share $0.12 $0.12 $0.13 $0.12 $0.12 Net realized and unrealized gains (losses) per common share (0.02) 0.02 0.33 0.08 0.12 Earnings (loss) per common share – basic and diluted $0.10 $0.14 $0.46 $0.20 $0.24 Distributions per common share $0.095 $0.095 $0.095 $0.095 $0.095 1Includes professional fees, directors fees, administrator expenses and general and administrative expenses.

Historical Financial Information (continued) ($ in thousands, except per share amounts) Select Balance Sheet and Other Data As of 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Investment Portfolio (at fair value) $1,438,042 $1,455,031 $1,504,888 $1,464,885 $1,491,201 Total Debt Outstanding1 473,367 537,278 592,178 607,141 637,213 Total Net Assets 930,630 930,050 923,456 872,362 858,035 Net Asset Value per share $6.60 $6.60 $6.55 $6.19 $6.09 Total Leverage 0.51x 0.58x 0.64x 0.70x 0.75x Weighted Average Interest Rate on Debt Outstanding 4.8% 5.1% 5.1% 5.3% 5.1% Weighted Average Yield on Debt Investments2 8.9% 8.7% 9.0% 8.7% 8.4% Cash Component of Weighted Average Yield on Debt Investments 8.1% 8.0% 8.3% 8.0% 8.2% Weighted Average Yield on Total Portfolio Investments3 8.2% 8.2% 8.3% 8.1% 8.1% 1Net of unamortized financing costs. 2Annual stated yield earned plus net annual amortization of original issue discount or premium earned on accruing investments, including our share of the return on debt investments in the Kemper JV. 3Annual stated yield earned plus net annual amortization of original issue discount or premium earned on accruing investments and dividend income, including our share of the return on debt investments in the Kemper JV.

OAKTREE
OCSL | Specialty Lending Corporation

Historical Portfolio Activity

	As of				
($ in thousands)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Investments at Fair Value	$1,438,042	$1,455,031	$1,504,888	$1,464,885	$1,491,201
Number of Portfolio Companies	104	105	110	110	113
Average Portfolio Company Debt Investment Size	$15,300	$15,400	$15,000	$15,000	$14,800
Asset Class:					
Senior Secured Debt	78.6%	79.7%	78.9%	80.0%	75.4%
Unsecured Debt	5.7%	7.0%	8.0%	7.8%	11.0%
Equity	6.7%	4.3%	4.2%	3.3%	4.4%
Limited Partnership Interests	0.2%	0.2%	0.5%	0.5%	0.5%
Kemper JV	8.8%	8.8%	8.4%	8.4%	8.7%
Interest Rate Type for Debt Investments:					
% Floating-Rate	89.8%	88.5%	86.3%	86.6%	83.2%
% Fixed-Rate	10.2%	11.5%	13.7%	13.4%	16.8%
Investment Activity:					
New Investment Commitments	$138,400	$66,800	$100,000	$231,100	$228,400
New Funded Investment Activity[1]	128,500	74,100	111,100	162,400	218,400
Proceeds from Prepayments, Exits, Other Paydowns and Sales	139,000	138,300	120,700	208,300	267,500
Net New Investments[2]	(10,500)	(64,200)	(9,600)	(45,900)	(49,100)
Number of New Investment Commitments in New Portfolio Companies	5	3	5	14	13
Number of New Investment Commitments in Existing Portfolio Companies	4	4	1	3	3
Number of Portfolio Company Exits	7	8	4	14	18

[1] *New funded investment activity includes drawdowns on existing revolver commitments.*
[2] *Net new investments consists of new funded investment activity less proceeds from prepayments, exits, other paydowns and sales.*

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Net Asset Value Per Share Bridge Note:Net asset value per share amounts are based on the shares outstanding at each respective quarter end. Net investment income per share, net unrealized appreciation / (depreciation), and net realized gain / (loss) are based on the weighted average number of shares outstanding for the period. 1Excludes reclassifications of net unrealized appreciation / (depreciation) to net realized gains / (losses) as a result of investments exited during the quarter. 1 1

Capital Structure Overview ($ in millions) ($ in millions) (As % of total funding sources) ($ in millions) Funding Sources Funding Sources by Type Historical Principal Outstanding and Leverage Ratio Maturity Profile of Liabilities Committed Principal Outstanding Interest Rate Maturity Credit Facility $700 $315 LIBOR+2.00%1 2/25/2024 2024 Notes 75 75 5.875% 10/30/2024 2028 Notes 86 86 6.125% 4/30/2028 Total $861 $476 As of September 30, 2019 1Interest rate spread can increase up to 2.25% depending on the senior coverage ratio. Target Leverage Ratio: 0.70x-0.85x debt-to-equity No debt maturities until 2024

Joint Venture Summary ($ in millions; at fair value) ($ in millions; at fair value) (As % of total portfolio, at fair value) Joint Venture Overview Portfolio Summary Joint Venture Structure Debt Portfolio Top Ten Industries As of September 30, 2019 1Includes $42 million of unsettled purchases. Joint venture between OCSL and Kemper Corporation that primarily invests in senior secured loans of middle market companies as well as other corporate debt securities Capitalized pro rata by OCSL (87.5%) and Kemper (12.5%) Funded by $250 million credit facility: 9/30/19 6/30/19 3/31/19 12/31/18 Total investments $345 $329 $326 $285 Number of issuers 51 51 49 42 Average issuer size $7 $6 $7 $7 Largest issuer size $11 $11 $11 $18 Wtg. avg. debt portfolio yield 6.7% 6.9% 6.9% 7.1% Leverage ratio 1.2x 1.3x 1.3x 1.0x Credit Facility $170 Investment Portfolio $345 OCSL $126 (87.5%) Cash & Other Net Assets1 ($31) Kemper $18 (12.5%) $ in millions) Committed Principal Outstanding Interest Rate Maturity Credit facility $250 $170 LIBOR + 2.1% June 2026 Current Leverage Ratio: 1.2x debt-to-equity Target Leverage Ratio: 2.0x debt-to-equity

Redeploy non-interest generating investments Opportunities to Increase Return on Equity As of September 30, 2019 Note:Numbers may not sum due to rounding. 1 Operate within target leverage range of 0.70x-0.85x debt-to-equity 2 Utilize additional investment capacity at the Kemper JV 3 Received $49 million in proceeds from the exits of a non-accrual and equity position during the quarter ended September 30, 2019 $102 million of non-interest generating investments remain, including $3 million of non-accruals and $100 million of equity investments Received over $245 million in proceeds from exits of non-interest generating investments since September 30, 2017 Current leverage of 0.51x debt-to-equity is below target leverage range (would need to deploy approximately $180 million in order to reach 0.70x leverage) Continue to be highly selective and patient given competitive market environment Originated $46 million of investments across 7 issuers during the quarter ended September 30, 2019 1.2x leverage (debt-to-equity), below target leverage level of 2.0x $118 million of available investment capacity (assuming 2.0x leverage) We believe OCSL is well-positioned to enhance return on equity

Contact: Michael Mosticchio, Investor Relations ocsl-ir@oaktreecapital.com